Employee benefits	3 Months Ended
Mar. 31, 2024
Employee Benefits [Abstract]
Employee benefits	Employee benefits
The Company operates partially funded defined benefit pension plans in Germany and Austria, an unfunded defined benefit pension plan in Sweden and defined benefit indemnity arrangements in Italy and Austria, as well as various contribution plans in other countries. Pension benefits in Switzerland are met via a contract with a collective foundation that offers a fully insured solution to provide a contribution-based cash balance retirement plan, which is classified as a defined benefit plan. In addition, an unfunded post-retirement medical plan is operated in Austria. In Germany and Italy, long term service awards are in operation and various other countries provide other employee benefits. There were no changes in the nature of any schemes in the three months ended March 31, 2024.
The total net employee benefit obligations as at March 31, 2024 is as follows:

€m
Balance as of January 1, 2024	158.3
Service cost	0.5
Net interest expense	1.2
Actuarial gain on pension scheme valuations	(3.9)
Benefits paid	(0.9)
Other movements	(1.0)
Foreign exchange differences on translation	(2.1)
Balance as of March 31, 2024	152.1
The principal assumptions applied for the valuation at March 31, 2024 were the same as those applied at December 31, 2023, except for the German plan, which is the most significant in terms of plan assets and liabilities to the Company. The discount rate applied to the German defined benefit obligations increased from 3.4% to 3.5%